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                  ALPHA VARIABLE ANNUITY/ALPHAFLEX VARIABLE ANNUITY


                          JEFFERSON-PILOT SEPARATE ACCOUNT A

                          SUPPLEMENT DATED DECEMBER 8, 1997
                         TO THE PROSPECTUS DATED MAY 1, 1997


On December 5, 1997, pursuant to an Order of the Securities and Exchange Commission, shares of the Capital Growth Portfolio of Chubb America Fund, Inc. ("CAF") were substituted for shares of the Growth Fund of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and shares of the CAF Emerging Growth Portfolio were substituted for shares of the AHVIT Emerging Growth Fund for existing Contracts. Therefore, effective December 5, 1997, Jefferson-Pilot Separate Account A no longer invests in the AHVIT Growth Fund and the AHVIT Emerging Growth Fund but invests instead in the CAF Capital Growth Portfolio and the CAF Emerging Growth Portfolio.

The investment adviser for CAF is Chubb Investment Advisory Corporation.

The CAF Capital Growth Portfolio, sub-advised by Janus Capital Corporation, seeks capital growth. Realization of income is not a significant investment consideration by the Sub-Investment Manager and any income realized will be incidental.

The CAF Emerging Growth Portfolio, sub-advised by Massachusetts Financial Services Company, seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.